UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                     August 30, 2005

Winnebago Industries, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-06403	42-0802678

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 152, Forest City, Iowa	50436

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                     641-585-3535

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

        The Human Resources Committee (the “Committee”) of the Board of Directors of Winnebago Industries, Inc. (the “Company”) recommended, and the full Board of Directors approved, effective August 28, 2005, the beginning of the Company’s 2006 fiscal year, (i) the Officers Incentive Compensation Plan—Fiscal Period 2006 (the “2006 Incentive Compensation Plan”) and (ii) the Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2006, 2007 and 2008 (the “LTIP 2006-2008”). Bruce D. Hertzke (Chairman and Chief Executive Officer), Edwin F. Barker (President and Chief Financial Officer), Raymond M. Beebe (Vice President, General Counsel and Secretary), William J. O’Leary (Vice President, Product Development) and Robert J. Olson (Vice President, Manufacturing) (collectively, the “Named Executive Officers”) participate in both the 2006 Incentive Compensation Plan and the LTIP 2006-2008.

        The 2006 Incentive Compensation Plan provides for quarterly incentive awards based upon financial performance of the Company, as established by the Committee and approved by the Board of Directors. The 2006 Incentive Compensation Plan is an annual program that provides for quarterly cumulative measurements of financial performance and an opportunity for quarterly incentive payments based on financial results measured against a financial performance target established by the Committee and approved by the Board of Directors. The financial performance measurement for the 2006 Incentive Compensation Plan is earnings per share (“EPS”). Under the 2006 Incentive Compensation Plan, the amount of the Named Executive Officers’ incentive compensation for the quarter shall be in direct proportion to the Company’s financial performance expressed as a percentage (Financial Factor) against the base salary bonus (Target) for each participant as established by the Committee and approved by the Board of Directors.

        The 2006 Incentive Compensation Plan provides for a bonus (Target) of 105% (for the Chief Executive Officer) and 60% (in the case of the other Named Executive Officers) of base salary comprised of 2/3 cash and 1/3 stock (or in cash at the participant’s election), at 100% achievement of the financial objective of EPS. Fifty percent (50%) of the quarterly calculated incentive is paid within 45 days after the close of each quarter. The remaining fifty percent (50%) of the quarterly calculated incentive is held back and carried forward into the next quarter on a cumulative basis. At the end of the fourth fiscal quarter (fiscal year end), a final year-end accounting is made prior to the payment of any remaining incentive holdback for the year. Fifty percent (50%) of a participant’s cash incentive compensation earned for the year, as described above, is matched annually (in the form of restricted stock or cash, as elected by the participant). The Target bonus is inclusive of this matched incentive compensation. The annual supplementary cash payment is paid as soon as practical after the final fiscal year-end compensation accounting and payment of any remaining incentive compensation holdback for the fiscal year.

        Pursuant to the 2006 Incentive Compensation Plan, the Committee reserves the right to modify the Financial Factor used in determining the incentive compensation by plus or minus 20% based upon strategic organizational priorities. Strategic performance is measured only at the end of the fiscal year. Strategic measurements may focus on one or more of the following strategic factors, but are not limited to those stated: revenue growth; market share; product quality; product introductions; customer satisfaction; inventory management; technical innovation; and ethical business practices.

        Financial performance of less than 75% of the financial performance target for EPS results in no bonus and the maximum bonus of 200% of target will be paid at attainment of approximately 120% of the financial performance target.

        In the event of a “Change in Control” (as defined in the 2006 Incentive Compensation Plan) participants are entitled to receive awards (including the annual supplementary cash match payment described above) within 15 days of the effective date based on the Committee’s estimate of the Company’s financial performance through the end of the year in which such Change in Control occurs.

        The Named Executive Officers are also eligible for annual incentive awards under the LTIP 2006-2008. The purpose of the LTIP 2006-2008 is to promote the long-term growth and profitability of the Company and to attract and retain officers by providing the officers of the Company an opportunity for an incentive award based on the achievement of long-term performance results as measured at the end of the three year fiscal period. The LTIP 2006-2008 provides for incentive awards consisting of stock grants made in restricted shares of the Company’s Common Stock, or at the election of a participating officer, in cash. The awards under the LTIP 2006-2008 are based upon the Company’s financial performance as measured against the three-year management plan established by the Committee and approved by the Board of Directors. The financial performance measurements for the LTIP 2006-2008 are EPS and a minimum average return on equity (“ROE”) of the Company (collectively, the “Long-Term Financial Target”). Stockholders’ equity at the start of the Company’s first fiscal year of the applicable plan period is used as the basis figure for the calculation of ROE. The Named Executive Officers must be employed by the Company at the end of fiscal 2008 to be eligible for an incentive award under the LTIP 2006-2008, except upon a Change in Control, as described below, or as waived by the Committee for normal retirement and disability.

        Under the LTIP 2006-2008, the amount of the participants’ long-term incentive award for the three-year fiscal period is in direct proportion to the Company’s financial performance expressed as a percentage (Financial Factor) against award targets for each participant established by the Committee and approved by the Board of Directors prior to the commencement of the three year fiscal period. The Company’s financial results for the three fiscal year period are used in determining the Financial Factor to be used for that plan period when calculating the participants’ long-term incentive awards.

        The long-term incentive for the Named Executive Officers provides for an opportunity of 25% of the annualized base salary (Target) to be awarded in restricted stock or cash at 100% achievement of the Long-Term Financial Target. The annualized base salary figure used is the salary in place for each participant as of January 2006. The resultant incentive award (at 100% of the three fiscal year management plan) will be adjusted up or down as determined by actual financial performance expressed as a percentage (Financial Factor) at the end of the three fiscal year period.

        Financial performance of less than 80% of the Long-Term Financial Target results in no incentive award under the LTIP 2006-2008 and the maximum incentive award of 150% of the target will be paid at attainment of 120% of the Long-Term Financial Target.

        In the event of a “Change in Control” (as defined in the LTIP 2006-2008) participants are entitled to receive awards within 15 days of the effective date based on the Committee’s estimate of the Company’s financial performance through the end of the LTIP 2006-2008 three fiscal year period in which such Change in Control occurs.

        Reference is made to each of the 2006 Incentive Compensation Plan and the LTIP 2006-2008 filed as Exhibits 10.1 and 10.2, respectively, to this Report and are incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

10.1	Officers Incentive Compensation Plan—Fiscal Period 2006

10.2	Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2006, 2007 and 2008

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2005	WINNEBAGO INDUSTRIES, INC.

By:	/s/ Bruce D. Hertzke

Name:	Bruce D. Hertzke
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Officers Incentive Compensation Plan—Fiscal Period 2006

10.2	Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2006, 2007 and 2008